Exhibit 24

                                             POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Chrenc, Earl H. Doppelt and Ellenore O'Hanrahan, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the name of such person in the capacity indicated below opposite the name of such person to the Annual Report for the fiscal year ended December 31, 1999 of ACNielsen Corporation on Form 10-K and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed by the following persons in the capacities indicated on February 17, 2000.



          Name                                             Title
         ------                                           -------


___________________________________        Chairman, Chief Executive Officer
Nicholas L. Trivisonno                     and Director



___________________________________        Executive Vice President and Chief
Robert J. Chrenc                           Financial Officer



___________________________________        Senior Vice President and Controller
Michael S. Geltzeiler


/s/ROBERT H. BEEBY                         Director
___________________________________
Robert H. Beeby


/s/MICHAEL P. CONNORS                      Director
___________________________________
Michael P. Connors

/s/DONALD W. GRIFFIN                       Director
___________________________________
Donald W. Griffin


/s/THOMAS C. HAYS                          Director
___________________________________
Thomas C. Hays


/s/KAREN L. HENDRICKS                      Director
___________________________________
Karen L. Hendricks


/s/ROBERT M. HENDRICKSON                   Director
___________________________________
Robert M. Hendrickson


/s/ROBERT HOLLAND, JR.                     Director
___________________________________
Robert Holland, Jr.


/s/JOHN R. MEYER                           Director
___________________________________
John R. Meyer


/s/BRIAN B. PEMBERTON                      Director
___________________________________
Brian B. Pemberton


/s/ROBERT N. THURSTON                      Director
___________________________________
Robert N. Thurston